EXHIBIT 10.2

                            STOCK PURCHASE AGREEMENT

         THIS STOCK  PURCHASE  AGREEMENT  dated  January  26,  2000 by and among
ENTRADE INC., a  Pennsylvania  corporation  ("Entrade"),  and WARREN  ROTHSTEIN,
THOMAS SETTINERI, and GARY LEVI, individuals (each a "Stockholder" and, together, the "Stockholders").

                                R E C I T A L S:

         WHEREAS, each Stockholder owns that number of shares of the Common Stock of ATM Service, Ltd., d/b/a ATMCenter.com, a New York corporation ("ATMCenter") set forth opposite such Stockholder's name on Exhibit l(a) hereto, representing in the aggregate 15% of the issued and outstanding shares of capital stock of ATMCenter (the "Shares"); and

         WHEREAS, Entrade desires to acquire the Shares from the Stockholders, in exchange for the consideration and on the terms and subject to the conditions set forth in this Agreement, and the Stockholders desire to effect such exchange.

         NOW, THEREFORE, in consideration of the mutual covenants and premises and the representations, warranties and conditions contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

         SECTION 1.  THE EXCHANGE.

                  (a) Terms of the Exchange. In reliance on the representations, warranties and covenants contained herein and subject to the terms and conditions hereof, on the Closing Date (as hereinafter defined), each Stockholder shall transfer, convey and deliver to Entrade, and Entrade shall acquire from each Stockholder, that number of Shares of ATMCenter set forth opposite such Stockholder's name on Exhibit l(a) hereto.

                  (b) Consideration for the Shares. In consideration for the acquisition of the Shares, Entrade shall issue to the Stockholders an aggregate number of fully paid and non-assessable shares of Entrade's Common Stock ("Entrade's Stock") equal to the greater of (i) 352,941, or (ii) that number determined in accordance with the following formula: (x) $6,000,000 divided by
(y) the average closing share price for Entrade's Stock traded on the New York Stock Exchange for the five (5) business days preceding the Closing Date. The shares of Entrade's Stock issuable to the Stockholders as aforesaid are hereinafter referred to as the "Acquisition Price." No fractional shares of Entrade's Stock and no scrip or certificates therefor will be issued in connection with the exchange. Any Stockholder who would otherwise be entitled to receive a fraction of a share of Entrade Common Stock shall receive, in lieu thereof, a check for cash in an amount equal to such fraction of a share multiplied by the average closing price per share determined in accordance with the foregoing provisions.




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                  (c) Payment of the Acquisition Price. On the Closing Date, the
shares of Entrade's Stock representing the Acquisition Price (the "Entrade Shares") shall be issued in the names of and delivered to the Stockholders, allocated among them as set forth on Exhibit l(a) hereto, against receipt by Entrade from the Stockholders of certificates for the Shares duly endorsed for transfer to Entrade in accordance with Section 7(c) hereof.

         SECTION 2.  THE CLOSING.

                  The closing of the acquisition and conveyance of the Shares (the "Closing") shall take place at the offices of Duane, Morris & Heckscher, LLP, One Liberty Place, Philadelphia, Pennsylvania, at 10:00 a.m. (local time) on the first business day following the day on which the last to be fulfilled or waived of the conditions set forth in Articles 7 and 8 hereof shall be fulfilled or waived in accordance therewith or (b) at such other time and place as the parties may agree (the "Closing Date").

         SECTION 3. REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE STOCKHOLDERS.

                  Each Stockholder hereby severally represents and warrants to Entrade as follows:

                  (a) Share Ownership. Such Stockholder is the beneficial and record owner of the Shares set forth opposite his name on Exhibit l(a) hereto, free and clear of any claim, lien, pledge, option, charge, encumbrance, security interest, or other right of any third party (collectively an "Encumbrance") of any nature whatsoever.

                  (b) Authority. Such Stockholder has full power and authority to enter into this Agreement, to execute and deliver all other agreements, documents and/or instruments contemplated to be executed by such Stockholder in connection with this Agreement (the "Other Stockholder Documents") and to sell such Stockholder's Shares in accordance with the terms hereof in a manner necessary to convey to Entrade good and marketable title to such Shares, free and clear of any Encumbrance of any nature whatsoever and without requiring the consent of any third party, including, without limitation, any governmental agency or authority. This Agreement and all Other Stockholder Documents have been duly executed and delivered by such Stockholder and constitute the legal, valid and binding obligations of such Stockholder, enforceable against such Stockholder in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws affecting or relating to the enforcement of creditors rights generally and the availability of equitable remedies, including specific performance.

                  (c) No Violation, Etc. Neither such Stockholder's execution and delivery of this Agreement or any of the Other Stockholder Documents, the consummation of the transactions contemplated herein or therein, nor compliance by such Stockholder with any of the provisions hereof or thereof will: (i) result in the creation of any Encumbrance upon such Stockholder's Shares under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, agreement, or any other instrument or obligation to which such Stockholder is a party or by which such Stockholder or such Stockholder's Shares may be bound or affected, or (ii) violate





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any order, writ, injunction,  decree,  statute, rule or regulation applicable to such Stockholder or such Stockholder's Shares.

                  (d) No Other Agreements to Sell Shares. Such Stockholder has no understanding with or obligation, absolute or contingent, to any other person or firm to sell or otherwise dispose of such Stockholder's Shares, to effect any merger, consolidation or other reorganization of ATMCenter or to enter into any agreement with respect thereto.

                  (e) Investment Representations. Such Stockholder is acquiring his shares of Entrade's Stock for his own account, for investment and not with a view to the sale, transfer, disposition or distribution thereof.

                  (f) Litigation. There is no litigation, proceeding or arbitral action pending or, so far as is known to such Stockholder, threatened against such Stockholder relating to such Stockholder's ownership or proposed sale of the Shares.

         SECTION 4. REPRESENTATIONS AND WARRANTIES WITH RESPECT TO ATMCENTER.

                  Except as set forth in the disclosure letter delivered to Entrade at or prior to the execution hereof (the "ATMCenter Disclosure Letter"), the Stockholders, jointly and severally, represent and warrant to Entrade as follows:

                  (a) No Other Agreements to Sell Assets or Business. ATMCenter has no understanding with or obligation, absolute or contingent, to any other person or firm to sell any of its assets (other than sales of products in the ordinary course of business), to issue any capital stock or any security convertible into or exchangeable for capital stock, or to effect any merger, consolidation or other reorganization or to enter into any agreement with respect thereto.

                  (b) Consents, No Conflicts, Etc. Neither the execution and delivery of this Agreement or the Other Stockholder Documents, the consummation of the transactions contemplated herein or therein, nor compliance by the Stockholders with any of the provisions hereof or thereof will: (i) violate or conflict with the certificate of incorporation, by-laws or other organizational documents of ATMCenter, (ii) violate, conflict with, result in a breach of, constitute a default (or an event which with the giving of notice or lapse of time or both would constitute a default) under, or result in the acceleration of payment or performance under, or termination of, any note, bond, mortgage, indenture, deed of trust, license, agreement, or any other instrument or obligation to which ATMCenter is a party, or by which ATMCenter or any of its assets or properties may be bound or affected, (iii) result in the creation of any Encumbrance upon any of the Shares or any of the assets or properties of ATMCenter, (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to ATMCenter or any of its assets or properties or (v)
require the consent, approval, permission or other authorization of or qualification or filing by or with any court, arbitrator or governmental, administrative or self-regulatory authority.





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                  (c)   Organization,   Good  Standing  and   Capitalization  of
ATMCenter. ATMCenter is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. ATMCenter has all requisite corporate power to carry on its business as it is now being conducted and is duly qualified to do business as a foreign corporation in each jurisdiction where the failure to be qualified would have a material adverse effect on it. ATMCenter's authorized capital consists exclusively of 2,000 shares of Common Stock, of which 2,000 shares are issued and outstanding. All of the outstanding shares of capital stock of ATMCenter have been duly authorized and are validly issued, fully paid and nonassessable. There are no existing options, warrants, calls or commitments of any character whatsoever, or agreements to grant the same, relating to ATMCenter's capital stock, and ATMCenter has no outstanding securities convertible into or exchangeable or exercisable for any shares of its capital stock or any options, warrants, calls or commitments of any character whatsoever with respect to the issuance of such convertible securities. ATMCenter holds no capital stock, options, warrants, calls or other equity interests or any convertible securities in any other enterprise.

                  (d) Financial Statements. ATMCenter has delivered to Entrade a true and complete copy of the unaudited, management prepared balance sheet of the company dated as of November 30, 1999 (hereinafter, the "Balance Sheet"). The foregoing financial statements fairly present the financial condition, results of operations, assets, liabilities, changes in stockholders' equity and cash flow of ATMCenter as of the dates and for the periods indicated.

                  (e) Absence of Undisclosed Liabilities and Obligations. Except as and to the extent reflected or reserved against in the Balance Sheet or the Exhibits thereto, as of November 30, 1999 (the "Balance Sheet Date"), ATMCenter had no material liabilities or obligations (whether accrued, absolute, contingent or otherwise).

                  (f) Absence of Certain Changes or Events. Since the Balance Sheet Date there has not been any:

                           (i)  change in the condition (business, financial  or
otherwise), assets, liabilities, earnings or business of ATMCenter (the "Business"), except for changes which have occurred in the ordinary course of business and which have not, individually or in the aggregate, been materially adverse to ATMCenter taken as a whole;

                           (ii)   (A)  change in the number of shares of capital
stock of ATMCenter issued and outstanding, (B) declaration, setting aside, or payment of any dividend or other distribution (whether in cash, securities, property or otherwise) in respect of ATMCenter's capital stock, or (C) payment to any ATMCenter stockholder or any Affiliate (as defined in Section 15 hereof) of any ATMCenter stockholder (whether in cash, securities, property or otherwise) in respect of any service fee, management fee or similar overhead charge;

                           (iii)  mortgage,  pledge   or   subjection   to   any
Encumbrance of any of ATMCenter's assets except (A) the lien of current real and personal property taxes incurred but not yet due and payable or (B) liens or obligations arising in the ordinary course of business securing obligations not yet due and payable;




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                           (iv) material liability incurred by ATMCenter, except
liabilities incurred in the ordinary course of business or which would not in the aggregate have a material adverse effect on the financial condition of ATMCenter;

                           (v)   borrowing   of  any  money  by   ATMCenter   or
guaranteeing of any indebtedness of others;

                           (vi) lending of any money or  otherwise  pledging the
credit of ATMCenter;

                           (vii) failure to operate the business of ATMCenter in
the ordinary course so as to seek to preserve the businesses intact, to keep available to ATMCenter the services of ATMCenter's Personnel, and to preserve the goodwill of ATMCenter's suppliers, customers and others having business relations with them; or

                           (viii)  other  event or  condition  of any  character
which individually or in the aggregate has materially adversely affected, or any event or condition known to ATMCenter or the Stockholders which it is reasonable to expect will, individually or in the aggregate, materially adversely affect in the future, the condition (business, financial or otherwise), assets, liabilities, earnings, liquidity, prospects or business of ATMCenter.

                  (g) Tax Matters. ATMCenter has duly filed all tax reports and returns required to be filed by it (if any), including all United States, state, local and foreign tax returns and reports. All tax returns and reports of ATMCenter filed prior to the date hereof (if any) are accurate and complete in all material respects and were prepared in conformity with all applicable laws and regulations. ATMCenter has: (i) paid in full all Taxes (as hereinafter defined) due and owing on any such returns and reports or any assessment, deficiency notice, 30-day letter or similar notice received by it and (ii) made adequate provision (by the establishment of reserves or otherwise) for all Taxes relating to or arising in connection with any period ending on or before the date hereof. All Taxes which ATMCenter has been required to collect or withhold have been duly collected or withheld and, to the extent required, have been duly paid to the proper taxing authority. ATMCenter is not a party to any pending action or proceeding by any governmental authority for the assessment of any Tax, and no claim for assessment or collection of any Tax has been asserted against ATMCenter that has not been paid. There are no material Tax liens upon any property or assets of ATMCenter. There are no outstanding agreements or waivers extending any statutory period of limitations applicable to any federal income tax return or other material tax return of ATMCenter for any period. For the purposes of this Agreement, any United States, state, local, foreign, income, sales, use, transfer, payroll, personal property, occupancy or other tax, levy, impost, fee, imposition or similar charge, together with any related addition to tax, interest or penalty thereon, is referred to as a "Tax."

                  (h) Tangible Properties. Except as set forth on the ATMCenter Disclosure Letter, ATMCenter has good and marketable title to all of its respective properties and assets, real, personal, tangible and intangible
(including those reflected in the Balance Sheet, except as since sold or otherwise disposed of in the ordinary course of business, which sale or disposition, in any individual case or in the aggregate, has not had a materially adverse effect upon ATMCenter), free and clear of all Encumbrances of any nature whatsoever, except for (A) the lien of taxes not yet due and






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payable, and (B) such imperfections of title and Encumbrances, if any, as do not materially detract from the value, or interfere with the present use of the properties or the business of ATMCenter, or otherwise materially impair the business operations of ATMCenter.

                  (i) Intellectual Properties. The ATMCenter Disclosure Letter contains accurate lists and summary descriptions of (i) all patents of any description and pending applications therefor, all registrations of trademarks and of other marks, all registrations of trade names, labels or other trade rights, all registered user entries, all pending applications for any such registrations or entries, all copyright registrations and pending applications therefor, all other copyrights, trademarks and other marks, trade names and other trade rights and licenses therefor (collectively "Intellectual Properties"), all to the extent that the foregoing items are owned in whole or in part or used by the ATMCenter; and (B) all computer software (including without limitation, all computer programs, data bases and documentation) owned in whole or in part or used by ATMCenter. The Intellectual Properties referred to above are all those used in the business of ATMCenter. Other than as disclosed in the ATMCenter Disclosure Letter, no person has a right to receive a royalty with respect to any of the Intellectual Properties referred to above, and ATMCenter has no licenses granted by or to it or other agreements to which it is a party, relating in whole or in part to any Intellectual Properties, whether owned by ATMCenter or otherwise. No other Intellectual Properties are required to permit the conduct of ATMCenter's business as now conducted or presently proposed to be conducted without conflict with the rights of others. All of the patents, trademarks, trademark registrations, trade names and copyrights referred to above are valid and in full force and effect. To the best of the knowledge of The Stockholders, ATMCenter is not infringing upon, or otherwise violating, the rights of any third party with respect to any Intellectual Properties. No proceedings have been instituted against or claims received by ATMCenter, nor are any proceedings threatened alleging any such violation, nor do ATMCenter or the Stockholders know of any valid basis for any such proceeding or claim. To ATMCenter's and the Stockholders' knowledge, there is no infringement or other adverse claim against any of the Intellectual Properties owned or used by ATMCenter.

                  (j) Litigation. There is neither (i) any litigation, proceeding or arbitral action pending or threatened against (A) ATMCenter or any of its properties, or (B) the Stockholders with respect to the Shares, nor (ii) any pending or threatened governmental investigation against any of the foregoing nor (iii) any valid basis known to ATMCenter or the Stockholders for any such litigation, proceeding or investigation which, if adversely determined could, in any one case or in the aggregate, have a material adverse effect on the business or prospects of ATMCenter. There are no decrees, injunctions or orders of any court or governmental department or agency outstanding against ATMCenter or against the Stockholders with respect to the Shares.

                  (k) Compliance with Laws; Permits. To the best knowledge of the Stockholders, ATMCenter has complied in all material respects with all applicable statutes, regulations, orders, ordinances and other laws of the United States, all state, local and foreign governments and other governmental bodies and authorities, and agencies of any of the foregoing to which it is subject. To the best knowledge of the Stockholders, ATMCenter has not received any notice to the effect that, or otherwise been advised that, it is not in compliance with any of such statutes, regulations and orders, ordinances, other laws or undertakings, and the Stockholders have no reason to anticipate that




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any past or presently existing practices, activities or circumstances are likely to result in violations of any such regulations which could, in any one case or in the aggregate, cause a material loss or otherwise have a material adverse effect on the business of ATMCenter. To the best knowledge of the Stockholders, ATMCenter has duly filed all reports and returns required to be filed by it with governmental authorities and obtained all Permits which are required in connection with its business and operations. To the best knowledge of the Stockholders, ATMCenter is in compliance with all terms and conditions of all required Permits. To the best knowledge of the Stockholders, all Permits are in full force and effect, and no proceedings for the suspension or cancellation of any Permit is pending or threatened.

                  (l) No Brokers. Neither ATMCenter nor any Stockholder has entered into any agreement, arrangement or understanding with any person or firm which will result in the obligation of ATMCenter, Entrade, or any Stockholder to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

                  (m) Transactions with Certain Persons. Neither the Stockholders, any officer or director of ATMCenter, any employee of ATMCenter or member of any such person's immediate family is presently a party to any material transaction with ATMCenter relating to the business of ATMCenter, including, without limitation, any contract, agreement or other arrangement (A) providing for the furnishing of services by, (B) providing for the rental of real or personal property from, or (C) otherwise requiring payments to (other than for services as officers, directors or employees of ATMCenter) any such person or corporation, partnership, trust or other entity in which any such person has a substantial interest as a shareholder, officer, director, trustee or partner.

                  (n) Disclosure. No representation or warranty made by ATMCenter or the Stockholders in this Agreement or in any Other ATMCenter Document or Other Stockholder Document, or any Exhibit hereto or thereto contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not false or misleading.

         SECTION 5.        REPRESENTATIONS AND WARRANTIES OF ENTRADE .

                  Entrade hereby represents and warrants to the Stockholders as follows:

                  (a) Organization and Good Standing. Entrade is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, and has all requisite corporate power to carry on its business as it is now being conducted.

                  (b) Authority; Execution and Delivery. Entrade has full power and authority to enter into this Agreement and all other agreements, documents and instruments contemplated to be executed by it in connection herewith (the
"Other Entrade Documents"). The execution, delivery and performance of this Agreement and the Other Entrade Documents by Entrade have been duly and effectively authorized by its Board of Directors. No other corporate proceedings on the part of Entrade is required to authorize this Agreement or the Other Entrade Documents; and this Agreement and the Other Entrade Documents have been duly executed and delivered by Entrade, and constitute legal,




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valid and binding obligations enforceable against Entrade in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting or relating to the enforcement of creditors' rights generally and the availability of equitable remedies, including specific performance.

                  (c) No Brokers. Entrade has not entered into any agreement, arrangement or understanding with any person or firm which will result in the obligation of ATMCenter, Entrade, or any Stockholder to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

                  (d) Consents, No Conflicts, Etc. Neither the execution and delivery of this Agreement or the Other Entrade Documents, the consummation by Entrade of the transactions contemplated herein or therein, nor compliance by Entrade with any of the provisions hereof or thereof will: (i) violate or conflict with any provision of its articles of incorporation or by-laws, (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Entrade or any of its assets or properties, or (iii) require the consent, approval, permission or other authorization of or by or filing or qualification with any court, arbitrator or governmental, administrative, or self regulatory authority.

                  (e) SEC Documents. Entrade has filed all forms, reports and documents required to be filed by it with the Securities and Exchange Commission (the "SEC") since August 19, 1999 (collectively, the "Entrade Reports"). As of their respective dates, the Entrade Reports, and any such reports, forms and other documents filed by Entrade with the SEC after the date of this Agreement
(i) complied, or will comply, as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act, and the rules and regulations thereunder and (ii) did not, or will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representation in clause (ii) of the preceding sentence shall not apply to any misstatement or omission in any Entrade Report filed prior to the date of this Agreement that was superseded by a subsequent Entrade Report filed prior to the date of this Agreement that specifically corrected such misstatement or omission in the applicable Entrade Report.

                  (f) Absence of Undisclosed Liabilities and Obligations. Except as and to the extent reflected or reserved against in the Entrade Reports, as of the respective dates thereof Entrade had no liabilities or obligations (whether accrued, absolute, contingent or otherwise) of a nature required to be reflected in a corporate balance sheet prepared in accordance with GAAP or disclosed in the notes thereto.

                  (g) Disclosure. No representation or warranty made by Entrade in this Agreement or the Other Entrade Documents contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not false or misleading.







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         SECTION 6.        CERTAIN COVENANTS AND AGREEMENTS.

                  (a) Access to Information Before Closing. Entrade may, prior to the Closing Date, make, or cause to be made, such investigation of ATMCenter's financial, legal, tax, accounting or other condition as it deems necessary or advisable. The Stockholders shall use their best efforts to cause ATMCenter to permit Entrade and its authorized representatives, including legal counsel, investment bankers and independent accountants, upon reasonable notice to have full access to the properties and relevant books and records of
ATMCenter at reasonable business hours, and to cause ATMCenter to furnish, or cause to be furnished, to Entrade such financial and operating data and other information and copies of documents with respect to the products, services, operations and properties of ATMCenter as Entrade shall from time to time request. No investigation made by Entrade or its representatives, except to the extent of actual knowledge by Entrade of any inaccuracy or breach of the representations and warranties of the Stockholders contained herein, shall affect any of such representations and warranties in this Agreement or the liability of the Stockholders with respect thereto. In the event the transactions contemplated by this Agreement shall not be consummated, Entrade will return to ATMCenter all documents, work papers and other materials obtained from ATMCenter relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, and Entrade will treat in confidence all such information. Entrade shall have completed its due diligence investigation of ATMCenter, including, but not limited to, financial, legal, tax and accounting due diligence, by that date which is fourteen (14) days following the date of this Agreement ("Review Period End Date"). If such investigation and the information obtained in connection therewith has not been satisfactory to Entrade in its sole discretion, Entrade shall have the option to terminate this Agreement as provided in Section 10(a)(v) hereof.

                  (b) Further Assurances. If at any time after the Closing Date any further assignments, conveyances or assurances in law are necessary or desirable to vest, perfect or confirm of record in Entrade the title to the Shares or otherwise to carry out the provisions hereof, the Stockholders shall execute and deliver any and all proper documents, instruments and powers of attorney and assurances in law, and do all things necessary or proper to vest, perfect or confirm title to the Shares in Entrade and otherwise to carry out the provisions hereof. If at any time after the Closing Date any further assignments, conveyances or assurances in law are necessary or desirable to vest, perfect or confirm of record in the Stockholders or any of them the title to any shares of Entrade's Stock, the proper officers of Entrade shall execute and deliver any and all proper documents, instruments and powers of attorney and assurances in law, and do all things necessary or proper to vest, perfect or confirm title to the Entrade Shares in the Stockholders to the extent of its interests therein.

                  (c) Meeting of Entrade Stockholders. Entrade shall take all action necessary in accordance with applicable law and its Articles of Incorporation and Bylaws to convene a meeting of its shareholders as promptly as practicable to consider and vote upon the approval of this Agreement and the issue of the Entrade Shares to the Stockholders. The Board of Directors of Entrade shall recommend such approval, and Entrade shall take all lawful action to solicit such approval, including, without limitation, timely mailing the Proxy Statement/Prospectus (hereinafter defined); provided, however, that such recommendation or solicitation is subject to any action (including any withdrawal or change of its recommendation) taken by, or upon authority of, the

Board of Directors of Entrade in the exercise of its good faith judgment as to its fiduciary duties to its shareholders imposed by law.

                  (d) Registration Statement. Entrade and the Stockholders shall cooperate and promptly prepare and Entrade shall file with the SEC as soon as practicable a Registration Statement on Form S-4 (the "Form S-4") under the Securities Act, with respect to the Entrade Shares, which shall also serve as the proxy statement with respect to the meeting of the shareholders of Entrade to approve this Agreement (the "Proxy Statement/Prospectus"). The respective parties will cause the Proxy Statement/Prospectus and the Form S-4 to comply as to form in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder. Entrade shall use all reasonable efforts, and the Stockholders shall cooperate with Entrade, to have the Form S-4 declared effective by the SEC as promptly as practicable, and to keep the Form S-4 effective as long as is necessary to consummate the transactions contemplated hereunder. Entrade shall, as promptly as practicable, provide copies of any written comments received from the SEC with respect to the Form S-4 to the Stockholders and advise the Stockholders of any verbal comments with respect to the Form S-4 received from the SEC. Entrade shall use its best efforts to obtain, prior to the effective date of the Form S-4, all necessary state securities law or "blue sky" permits or approvals required to carry out the transactions described in this Agreement. Entrade agrees that the Proxy Statement/Prospectus and each amendment or supplement thereto at the time of mailing thereof and at the time of the meeting of shareholders of Entrade, or, in the case of the Form S-4 and each amendment or supplement thereto, at the time it is filed or becomes effective, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing shall not apply to the extent that any such untrue statement of a material fact or omission to state a material fact was made by Entrade in reliance upon and in conformity with written information concerning the Stockholders furnished to Entrade by the Stockholders specifically for use in the Proxy Statement/Prospectus or any amendment or supplement thereto. The Stockholders agree that the written information concerning the Stockholders provided by them for inclusion in the in the Proxy Statement/Prospectus and each amendment or supplement thereto at the time of mailing thereof and at the time of the meeting of shareholders of Entrade, or, in the case of written information concerning ATMCenter or the Stockholders provided for inclusion in the Form S-4 or any amendment or supplement thereto, at the time it is filed or becomes effective, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Entrade will advise the Stockholders promptly of the time when the Form S-4 has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of Entrade's Stock issuable in connection with the transactions contemplated by this Agreement for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Proxy Statement/Prospectus or the Form S-4 or comments thereon and responses thereto or requests by the SEC for additional information. The filing fee in connection with the filing of the Form S-4 with the SEC and the expenses incurred in connection with printing and mailing the Form S-4 shall be borne by Entrade.

                  (e) Listing Application. E ntrade shall promptly prepare and submit to the NYSE a listing application covering the shares of Entrade's Stock issuable in the transactions contemplated by this Agreement, and shall use reasonable efforts to obtain, prior to the Closing Date, approval for such listing of such Entrade's Stock, subject to official notice of issuance.

         SECTION 7.      CONDITIONS TO OBLIGATIONS OF ENTRADE.

                  The obligation of Entrade to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, or the waiver by Entrade, on or prior to the Closing Date of the following conditions:

                  (a) Stockholders' Performance. Each of the obligations of the Stockholders to be performed on or before the Closing Date under the terms of this Agreement shall have been duly performed by the Closing Date, and on the Closing Date, the Stockholders shall have delivered to Entrade certificates to such effect.

                  (b) Representations and Warranties Correct. The representations and warranties made by the Stockholders in Sections 3 and 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date, and on the Closing Date, the Stockholders shall have delivered to Entrade certificates to such effect.

                  (c) Operations in Usual Manner. During the period from and after the date of this Agreement through the Closing, ATMCenter shall have:

                           (i) continued to conduct its business in the ordinary
course;

                           (ii)  not  declared  or  paid  any  dividends  on its
capital stock or made any other distribution with respect thereto or made any payment on account of the repurchase, redemption or retirement of any shares of its capital stock or debt securities;

                           (iii)  not  incurred  or  guaranteed  any  additional
indebtedness for borrowed money, granted any salary increase or bonus or entered into any long-term contract, other than in the ordinary course of business and when such transactions are not, individually or in the aggregate, material to ATMCenter;

                           (iv) not amended its  certificate  of  incorporation,
by-laws or any other organizational document unless, and only insofar as, such amendment was necessary to carry out the transactions contemplated by this Agreement;

                           (v)  promptly  notified  Entrade in writing  upon the
discovery or receipt of notice of any event of default or any event which, with notice or lapse of time or both, would constitute an event of default under any material agreement to which ATMCenter is a party or by which any of its property is bound or the filing of any material litigation against ATMCenter or the existence of any dispute with any person that involves a reasonable likelihood of such litigation being commenced;

                           (vi)  provided  to  Entrade  in  writing  as  soon as
available after each monthly accounting period an unaudited balance sheet, statement of operation and statement of changes in financial condition for such monthly period and from the beginning of ATMCenter's fiscal year to the end of such monthly period; and

the Stockholders shall have delivered to Entrade certificates to such effect.

                  (d) Form S-4 Effective. The Form S-4 shall have become effective, and no stop order suspending effectiveness of the Form S-4 shall have been issued, no action, suit, proceeding or investigation by the SEC to suspend the effectiveness thereof shall have been initiated and be continuing, or, to the knowledge of Entrade, threatened, and all necessary approvals under state securities laws relating to the issuance or trading of the Entrade's Stock to be issued to the Stockholders in connection with the transactions contemplated by this Agreement shall have been received.

                  (e) Stock Certificates. On the Closing Date, each Stockholder shall have delivered to Entrade a certificate or certificates evidencing such Stockholder's Shares free and clear of all Encumbrances of any nature whatsoever, duly endorsed for transfer to Entrade or accompanied by stock powers duly executed for transfer to Entrade and with all requisite documentary or stock transfer tax stamps affixed or paid for by such Stockholder.

                  (f) Approvals and Consents. This Agreement and the transactions described herein shall have been approved in the manner required by applicable law or by the applicable regulations of any stock exchange or other regulatory body, as the case may be, and by the holders of the issued and outstanding shares of capital stock of Entrade, and the Stockholders shall have obtained or caused ATMCenter to have obtained and shall have delivered to Entrade all requisite approvals and consents from governmental or regulatory bodies or agencies, whether federal, state, local or foreign, or pursuant to leases, mortgages, contracts, agreements, licenses or Permits, necessary for the performance of its obligations hereunder.

                  (g) Financial Condition. On the Closing Date, there shall have been no material adverse change in the financial condition, business operations or prospects, financial or otherwise, of ATMCenter since the date of the Balance Sheet and, on the Closing Date, the Stockholders shall have delivered to Entrade a certificate to such effect.

                  (g) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in form and substance to Entrade and its counsel.

                  (h) Other Closing Documents. The Stockholders shall have delivered to Entrade all of the following documents:

                           (i)   certified   copies   of  the   Certificate   of
Incorporation and By-Laws of ATMCenter, as in effect on the Closing Date; and

                           (ii)   such   other   documents   relating   to   the
transactions contemplated by this Agreement as Entrade or its counsel shall reasonably request.

                           (j)  Shareholders'  Agreement.  ATMCenter and each of
its stockholders shall have executed and delivered to Entrade a Shareholders' Agreement ("Shareholders' Agreement") in the form of Exhibit 7(k) hereto.

         SECTION 8.  CONDITIONS TO OBLIGATIONS OF THE STOCKHOLDERS.

                  The obligations of Stockholders to consummate the transactions contemplated hereby shall be subject to the fulfillment, or the waiver by the Stockholders or their representative, on or prior to the Closing Date of the following conditions:

                  (a) Entrade's Performance. Each of the obligations of Entrade to be performed on or before the Closing Date under the terms of this Agreement shall have been duly performed by the Closing Date, and on the Closing Date, Entrade shall have delivered to the Stockholders a certificate to such effect.

                  (b) Representations and Warranties Correct. The representations and warranties made by Entrade in Section 5 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date, and on the Closing Date, Entrade shall have delivered to the Stockholders a certificate to such effect.

                  (c) Form S-4 Effective. The Form S-4 shall have become effective and no stop order suspending effectiveness of the Form S-4 shall have been issued, no action, suit, proceeding or investigation by the SEC to suspend the effectiveness thereof shall have been initiated and be continuing, or, to the knowledge of Entrade, threatened, and all necessary approvals under state securities laws relating to the issuance or trading of the Entrade's Stock to be issued to the Stockholders in connection with the transactions contemplated by this Agreement shall have been received.

                  (d) Approvals and Consents. This Agreement and the transactions described herein shall have been approved in the manner required by applicable law or by the applicable regulations of any stock exchange or other regulatory body, as the case may be, and by the holders of the issued and outstanding shares of capital stock of Entrade, and Entrade shall have obtained and shall have delivered to the Stockholders all other requisite approvals and consents from governmental or regulatory bodies or agencies, whether federal, state, local or foreign, or pursuant to leases, mortgages, contracts, agreements, licenses or Permits, necessary for the performance of its obligations hereunder.

                  (e) Financial Condition. On the Closing Date, there shall have been no material adverse change in the financial condition, business operations or prospects, financial or otherwise, of Entrade as reflected in the Entrade Reports and, on the Closing Date, Entrade shall have delivered to the Stockholders a certificate to such effect.

                  (f) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in form and substance to the Stockholders, and their respective counsel.

                  (g) Other Closing Documents. Entrade shall have delivered to the Stockholders all of the following documents:

                           (i) certified  copies of the resolutions duly adopted
by Entrade's Board of Directors authorizing the execution, delivery and performance of this Agreement and the Other Entrade Documents;

                           (ii)   certified   copies  of  the   Certificate   of
Incorporation and By-Laws of Entrade, as in effect on the Closing Date; and

                           (iii)   such   other   documents   relating   to  the
transactions contemplated by this Agreement as the Stockholders or their respective counsel shall reasonably request.

                  (h) Shareholders' Agreement. Entrade shall have executed and delivered to ATMCenter and each of its stockholders the Shareholders' Agreement.


         SECTION 9.        OBLIGATIONS OF PARTIES AFTER CLOSING.

                  (a) Survival of Representations and Warranties. All representations, warranties, covenants, stipulations, certifications, indemnities and agreements contained herein or in any document delivered pursuant hereto shall survive the consummation of the transactions described in this Agreement.

                  (b) Stockholders' Agreement to Indemnify. The Stockholders shall jointly and severally indemnify and hold harmless Entrade against and in respect of any and all liabilities, losses, damages, deficiencies, costs, or expenses (including, without limitation, the reasonable fees and expenses of counsel) (collectively "Losses") resulting from any misrepresentation or breach of representation or warranty in Sections 3 or 4 hereof or certification with respect thereto in Section 7(b) hereof, or the nonfulfillment of any agreement, covenant or obligation made by the Stockholders in this Agreement or the Other Stockholder Documents executed and delivered by the Stockholders in connection herewith.

                  (c) Entrade's Agreement to Indemnify. Entrade shall indemnify and hold harmless the Stockholders against and in respect of any and all Losses resulting from any misrepresentation or breach of representation or warranty in
Section 5 hereof or certification with respect thereto in Section 8(e) hereof, or the nonfulfillment of any agreement, covenant or obligation made by Entrade in this Agreement or the Other Entrade Documents executed and delivered by Entrade in connection herewith.

                  (d) Claims for Indemnification. If any party hereto believes it has suffered or incurred any Loss such party (the "Indemnified Party") shall so notify the party or parties believed to be responsible for such Loss (collectively, the "Indemnifying Party") promptly in writing describing such Loss, the amount thereof, if known, and the method of computation of such Loss, all with reasonable particularity and containing a reference to the provisions of this Agreement or any document delivered pursuant hereto in respect of which such Loss shall have occurred. If any action at law or suit in equity is instituted by or against a third party with respect to which any party hereto intends to claim any liability or expense as a Loss hereunder, the Indemnified Party shall promptly notify the Indemnifying Party of such action or suit. The Indemnifying Party shall be entitled to participate, at its own expense, in the defense or settlement of any matter for which indemnification is sought hereunder and the parties agree to cooperate in any such defense or settlement and to give each other full access to all information relevant thereto. The Indemnifying Party shall not be obligated to indemnify the other party hereunder for any settlement entered into without the Indemnifying Party's prior written consent, which consent shall not be unreasonably withheld or delayed.

                  (e) Restrictions on Transfer of the Entrade Shares. Prior to the first anniversary of the Closing Date, the Stockholders shall not sell, transfer or otherwise dispose of (other than to pledge and borrow against the Entrade Shares), in the aggregate, more than the number of Entrade Shares determined as provided hereinafter (the "Saleable Entrade Shares"). The number of Saleable Entrade Shares during the first three month period following the Closing Date shall be equal to one- twelfth (1/12) of the Entrade Shares, which number shall increase in each subsequent three month period by an additional one-twelfth (1/12) of the Entrade Shares, provided that the aggregate number of Saleable Entrade Shares shall not exceed one-third (1/3) of the Entrade Shares during the one year period following the Closing Date. The Stockholders acknowledge that any certificate evidencing the Entrade Shares shall bear a legend setting forth the aforesaid restrictions on transfers. The restrictions provided for herein shall terminate and have no further effect on the first anniversary of the Closing Date, and from and after that date the Stockholders shall have the right to exchange their certificates representing the Entrade Shares for certificates without the aforesaid legend. The Stockholders further acknowledge that the restrictions provided for herein are in addition to any and all other restrictions on transfers that may be applicable to the Entrade Shares or the Stockholders under federal or state securities laws or regulations or under the rules of the NYSE.

                  (f) Restrictions on Entrade License Agreements. For so long as Entrade continues to hold at least five percent (5%) of the outstanding shares of ATMCenter capital stock, entrade.com, Inc. (a wholly owned subsidiary of Entrade), shall not enter into any license of the "entrade transaction software" (as that term is defined in that certain Software License Agreement by and between entrade.com, Inc. and ATMCenter dated as of September, 1999) with any of the persons or entities listed on Exhibit 9(f) hereto, without first obtaining ATMCenter's written consent.

         SECTION 10.  TERMINATION; EXPENSES.

         (a) Termination. This Agreement may be terminated prior to the Closing as follows:

                           (i) at any  time by the  mutual  written  consent  of
Entrade and the Stockholders;

                           (ii) by either  Entrade  or the  Stockholders  if the
approval of Entrade's shareholders as required by Section 6(d) shall not have been obtained at a meeting duly convened therefor or at any adjournment thereof, or by the Stockholders if the Form S-4 has not become effective within 75 days following the date of this Agreement (provided that, if the SEC elects to review the Form S-4, such 75-day period shall be automatically extended to 120 days);

                           (iii)  by  Entrade   upon   written   notice  to  the
Stockholders if a material breach of a warranty or representation or covenant made by ATMCenter or any Stockholder shall have occurred and such breach shall not have been cured, or is not capable of being cured, within 30 days after notice of the existence thereof shall have been given by Entrade (but in any event prior to the Closing Date);

                           (iv)  by the  Stockholders  upon  written  notice  to
Entrade if a material breach of a warranty or representation or covenant made by Entrade shall have occurred and such breach shall not have been cured, or is not capable of being cured, within 30 days after notice of the existence thereof shall have been given by the Stockholders (but in any event prior to the Closing
Date);

                           (v)  by   Entrade   upon   written   notice   to  the
Stockholders on or before the Review Period End Date if Entrade's due diligence investigation and the information obtained in connection therewith shall not have been satisfactory to Entrade as provided in Section 7(j) hereof;

                           (vi)  by   Entrade   upon   written   notice  to  the
Stockholders if a materially adverse change in the business or financial condition of ATMCenter shall have occurred or shall have become known to Entrade, or if any material litigation shall be instigated or threatened against ATMCenter, after the date hereof and on or prior to the Closing Date;

                           (vii) by the  Stockholders  upon  written  notice  to
Entrade if a materially adverse change in the business or financial condition of Entrade shall have occurred or shall have become known to the Stockholders, or if any material litigation shall be instigated or threatened against Entrade, after the date hereof and on or prior to the Closing Date (provided that fluctuations in the public share price of Entrade's Stock, absent other material considerations, shall not be deemed a material adverse change in its business or financial condition);

                  (b) Expenses. Each of the parties to this Agreement shall bear the expenses incurred by it in connection with the negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

         SECTION 11. WAIVER.

                  Any of the terms or conditions of this Agreement may be waived at any time and from time to time in writing by the party entitled to the benefits thereof without affecting any other terms or conditions of this Agreement.

         SECTION 12.  NOTICES, ETC.

                  All notices, requests, demands and other communications hereunder shall be in writing, and shall be deemed to have been duly given, if delivered in person or by courier, telegraphed, telexed or by facsimile transmission or mailed by certified or registered mail, postage prepaid:

         If to Stockholders:             c/o ATMCenter.com
                                         220 White Plains Road
                                         Tarrytown, NY 10591
                                         Telecopier:       (914) 631-6500

         with a copy to:                 Astor Weiss Kaplan & Rosenblum LLP
                                         200 South Broad Street, Sixth Floor
                                         Philadelphia, PA 19102
                                         Telecopier:       (215) 790-0509
                                         Attn: G. David Rosenblum, Esquire

         If to Entrade:                  Entrade Inc.
                                         500 Central Avenue
                                         Northfield, IL  60093
                                         Telecopier:       (847) 441-6959
                                         Attn: Mark Santacrose, President and
                                         Chief Operating Officer

         with a copy to:                 Duane, Morris & Heckscher, LLP
                                         One Liberty Place
                                         Philadelphia, PA 19103
                                         Telecopier:       (215) 979-1020
                                         Attention: Sheldon M. Bonovitz, Esquire

Any party may, by written notice to the other, change the address to which notices to such party are to be delivered or mailed.

         SECTION 13.  ENTIRE AGREEMENT; AMENDMENT.

         This Agreement and the other agreements referred to herein and entered into in connection herewith set forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by the Stockholders or Entrade which is not embodied in this Agreement or the other agreements referred to herein and entered into in connection herewith, the Exhibits hereto, or the written statements, certificates or other documents delivered pursuant hereto, and neither the Stockholders nor Entrade shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not so set forth. This Agreement may be amended or modified only by a written instrument executed by Entrade or the Stockholders or by their successors and assigns.

         SECTION 14. GENERAL.

         This Agreement: (i) shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the choice of law principles thereof; (ii) shall inure to the benefit of and be binding upon the successors and assigns of Entrade and the Stockholders, nothing in this Agreement, expressed or implied, being intended to confer upon any other person any rights or remedies hereunder; and (iii) may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A facsimile of an executed copy of this Agreement shall have the same force and effect as an original executed copy. No party may assign his or its rights hereunder without the prior written consent of the other parties hereto. The section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         SECTION 15.  DEFINED TERMS.

         As used in this Agreement, the following terms shall have the meanings set forth below:

                  ATMCenter's Personnel. As defined in Section 4(f)(vii) of this Agreement.

                  Affiliate. An individual, corporation, partnership, trust, joint venture or other entity or person that is in control of, controlled by or under common control with the applicable party.

                  Approvals. The governmental and regulatory approvals required prior to the consummation of the transactions contemplated in this Agreement.

                  Entrade's Stock. The shares of Entrade's Common Stock to be issued to the Stockholders under Section l(b) of this Agreement.

                  Balance Sheet Date.  November 30, 1999.

                  Business.  As defined in Section 4(f)(i) of this Agreement.

                  Closing.   The closing of the purchase and sale of the  Shares
pursuant to this Agreement.

                  Closing Date.  The date on which the Closing shall take place.






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



                  Encumbrances.   A  claim,   lien,  pledge,   option,   charge,
encumbrance, security interest or any right of any third party.

                  Losses.  As defined in Section 9(e) of this Agreement.

                  Stockholders.  The persons listed on Exhibit l(a) hereto.

                  Shares. The shares of Common Stock of ATMCenter being conveyed
and  acquired  by  Entrade  hereunder,   representing  15%  of  the  issued  and
outstanding shares of Common Stock of ATMCenter.

                  Tax.  As defined in Section 4(g) of this Agreement.

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


         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above written.


                                        ENTRADE  INC.


                                        By:____________________________________
                                             Title:

                                        STOCKHOLDERS:


                                        _______________________________________
                                        WARREN ROTHSTEIN


                                        _______________________________________
                                        THOMAS SETTINERI


                                        _______________________________________
                                        GARY LEVI












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